Exhibit 99.1

LASE Strengthens Financial Management and Corporate Governance

Appoints Tim Peterman Chief Financial Officer

ORLANDO, Fla., October 20, 2026 — Laser Photonics Corporation (NASDAQ: LASE), an emerging directed energy and laser technology platform developing applications for defense, semiconductor, pharmaceutical and industrial markets (the “Company”), today announced the appointment of Tim Peterman as Chief Financial Officer.

Mr. Peterman’s appointment, together with the Company’s recent engagements of Sheppard, Mullin, Richter & Hampton LLP (“Sheppard”) as outside securities counsel and CBIZ, Inc. to provide external financial reporting consulting services, supports the Company’s recent efforts to establish clear financial accountability, strengthen reporting processes and build the governance framework needed to support growth.

Dmitriy Nikitin, Executive Chairman, said, “As we expand our technology portfolio and pursue new markets, we need to hire talented financial leaders like Tim and partner with leading legal and accounting firms like Sheppard and CBIZ. We are strengthening our foundation as we organize for growth.”

Mr. Peterman brings more than three decades of experience in public-company capital markets, financial operations, SEC compliance and mergers and acquisitions within the technology, media and telecommunications industries. He served as Chief Executive Officer of iMedia Brands, a Nasdaq-listed media company, from May 2019 to August 2023, and served as Chief Financial Officer from March 2015 to April 2018.

Mr. Peterman previously held senior finance, operating and corporate development positions at publicly held media and technology companies, including The E.W. Scripps Company and IAC/InterActiveCorp. He began his career at KPMG in Chicago in 1989. He holds a Bachelor of Science in accounting from the University of Kentucky and is a certified public accountant with an inactive license.

Sheppard will advise the Company on securities law, SEC reporting obligations, corporate governance and capital markets matters.

CBIZ will provide consulting services to help management adopt and maintain best practices in its external financial reporting processes and within its internal control practices. These services will support management’s efforts to strengthen financial reporting controls, improve documentation and promote consistent compliance with applicable accounting standards and SEC reporting requirements.

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About Laser Photonics Corporation

Laser Photonics Corporation (NASDAQ: LASE) is an emerging defense and directed energy technology platform focused on developing laser applications to address defense and security needs and on applying its core industrial laser products to help modernize the domestic manufacturing infrastructure required to support U.S. national security.

The Company develops laser platforms for four principal markets: defense, semiconductor, pharmaceutical and industrial. Through internal development, strategic acquisitions and partnerships, LASE intends to expand its technology portfolio, strengthen its advanced manufacturing capabilities, scale the enterprise profitably and build shareholder value.

Cautionary Note Concerning Forward-Looking Statements

Readers are cautioned that the statements contained in this press release concerning the Company’s strategy and development are “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this press release are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “may,” “will,” “could,” “intend,” “shall,” “would,” “approximately,” “likely,” “outlook,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. These factors and circumstances include, but are not limited to the risks and uncertainties described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those indicated from time to time in other documents filed or to be filed with the Securities and Exchange Commission by the Company. The forward looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this press release are cautioned not to place undue reliance on forward-looking statements.

Investor Relations Contact

Lucas A. Zimmerman & Ian Scargill

MZ Group – MZ North America

(262) 357-2918

LASE@mzgroup.us

Company Investor Relations

InvestorRelations@laserphotonics.com

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